Nuveen
Money Market
Funds




February 28, 1999
-----------------------------
Annual Report
-----------------------------

Dependable, tax-free income
to help you keep more of
what you earn.


[PHOTO APPEARS HERE]


Tax-Exempt

Dear Shareholder


[Photo of Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes

a lifetime

to build.

Once achieved,

it should be

preserved.

I am pleased to report on the performance of the Nuveen Tax-Exempt Money Market Fund, Inc. over the past 12 months ended February 28, 1999. Given the market volatility of the past year, your Fund's conservative investment approach provided the financial security and stability you have come to expect from a Nuveen Money Market Fund.

The Year in Review
The past 12 months were marked by periods of market volatility both at home and abroad, as the financial crisis that began in Asia spread to emerging markets and impacted economies around the globe. Investors responded to market uncertainties by seeking a haven in more conservative investments, such as municipal bond funds. Finally, to avert a potential domestic credit crunch and bring some stability to global markets, the Federal Reserve stepped in and eased short-term interest rates for the first time in almost three years. Between the end of September and mid-November 1998, three successive rate cuts brought the federal funds rate to 4.75%.

Throughout 1998, the U.S. economy exhibited more strength than had been expected. Current conditions indicate that this momentum could continue. One of the chief factors in achieving today's peaceful coexistence of economic growth and low inflation has been improved productivity. In the months ahead, we will continue to watch this and other factors that affect the economy's future, including corporate earnings reports, wage and employment statistics, the strength of the U.S. dollar, events in international markets, and any further interest rate indications from the Federal Reserve. We believe these key components will influence the outlook for fixed-income markets well into the next century.

Municipal Bonds: A Compelling Value
During the past year, rising bond prices, spurred in part by demand from international and conservative investors, drove yields on 30-year Treasuries to historic lows, even below 5% at times. Over this period, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, fell seven basis points - from 5.36% to 5.29% - versus the 34-point drop in Treasury yields. At the end of February 1999, the ratio of long-term municipal yields compared to 30-year Treasury yields stood at 95%, compared with the more typical range of 86-87%. Over the past eight months, this ratio reached as high as 104%. For investors, this meant that quality long-term municipal bonds offered almost the same yield as Treasury bonds with comparable maturities - even before the tax advantages of municipal bonds were taken into account. On an after-tax basis, municipal bonds presented an exceptionally attractive investment option relative to Treasuries.

In the municipal market, low interest rates and the strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997. In terms of total municipal issuance, 1998

"Despite the

financial

turmoil in

other economic

circles, the

Nuveen

Tax-Exempt

Money Market

Fund, Inc. was

able to offer an

attractive short-

term rate."


ranked as the second largest year on record, next to 1993's $292 billion. Municipal bonds have continued to outperform Treasuries in 1999. There are two reasons for this. For starters, municipal supply declined 30% in the first quarter of 1999 when compared to the first quarter of 1998, which made the bonds that were brought to market very attractive. The second factor involved a drop-off in demand for Treasuries by foreign investors. As the global economic turmoil subsided during the first quarter of 1999, so did the interest in the U.S. Treasury market.

The continued strength of the U.S. economy also produced improvements in the fundamental health of many municipalities and boosted the overall credit quality of municipal bonds. In 1998, issues upgraded by Moody's outnumbered downgrades by a margin of 4 to 1, while the comparable ratio at Standard & Poor's was more than 2 to 1.

Performance Review
Despite the financial turmoil in other economic circles, the Nuveen Tax-Exempt Money Market Fund, Inc. was able to offer an attractive short-term rate. The Fund supplied investors with an annualized tax-free yield of 2.63%, as of February 28, 1999. This represented a taxable-equivalent yield of 3.81% for investors in the 31% federal income tax bracket.

Please see your fund's Performance Overview in this report for more information.

Nuveen Expertise is Key
The solid track record of a proven investment manager is one key to taking advantage of the exceptional values currently available in the municipal market. The near-record level of municipal issuance in 1998, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our management capabilities, Nuveen has assembled a strong group of investment managers experts in their particular areas of the market to provide investors with the advantage of their experience and insights. In addition to Nuveen Advisory Services for tax-free investing, you and your adviser can rely on Institutional Capital Corporation for value-oriented equity investing and Rittenhouse Financial Services, Inc. for growth-oriented equity investing. For more information on these funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security. We are grateful for the confidence you have placed in us and are dedicated to maintaining your trust in the years ahead.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger

Chairman of the Board
April 15, 1999

Nuveen Tax-Exempt Money Market Fund, Inc.
Performance Overview
As of February 28, 1999


---------------------------------------------------------------------------
Portfolio Statistics
---------------------------------------------------------------------------
Inception Date                                                        3/81
Net Assets ($000)                                                 $345,633
Average Weighted Maturity (days)                                        43
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Tax-Free Yields
---------------------------------------------------------------------------
SEC 7-Day Yield                                                       2.63%
SEC 30-Day Yield                                                      2.40%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Taxable-Equipment (based on a federal income tax rate of 31%)
---------------------------------------------------------------------------
SEC 7-Day Yield                                                       3.81%
SEC 30-Day Yield                                                      3.48%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Diversification (as a % of total investments)
---------------------------------------------------------------------------
Tax Obligation/General                                                  15%
Long-Term Care                                                          15%
Healthcare                                                              14%
Tax Obligation/Limited                                                  14%
Utilities                                                               10%
Education and Civic Organizations                                       10%
Transportation                                                           8%
Housing/Multifamily                                                      8%
Financials                                                               4%
Water and Sewer                                                          2%
---------------------------------------------------------------------------
                                                                       100%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
1998-1999 Index Comparison
---------------------------------------------------------------------------





                                            IBC Donoghue Institutional
         Nuveen Tax-Exempt Money Market      Tax-Exempt Money Market
               Fund 30-Day Yield                   Fund Average

  2/98                2.98                             3.00
  3/98                3.01                             3.03
  4/98                3.43                             3.44
  5/98                3.16                             3.18
  6/98                3.31                             3.28
  7/98                3.18                             3.14
  8/98                3.06                             3.06
  9/98                3.2                              3.17
 10/98                3.03                             3.00
 11/98                2.96                             2.94
 12/98                2.97                             2.94
  1/99                2.74                             2.74
  2/99                2.40                             2.41

==IBC Donoghue Institutional Tax-Exempt Money Market Fund Average
==Nuveen Tax-Exempt Money Market Fund 30-Day Yield
Past performance is not predictive of future performance.


-----
3

               Portfolio of Investments
               Nuveen Tax-Exempt Money Market Fund, Inc.
               February 28, 1999


Principal                                                                                                          Amortized
   Amount     Description                                                                              Ratings*         Cost
----------------------------------------------------------------------------------------------------------------------------
              Arizona - 0.7%

$ 2,500,000   Maricopa County, Arizona, Pollution Control Corporation, Pollution Control                   A-1+   $2,500,000
               Revenue Refunding Bonds (Arizona Public Service Company - Palo Verde Project),
               1994 Series C, Variable Rate Demand Bonds, 3.250%, 5/01/29+
----------------------------------------------------------------------------------------------------------------------------
              California - 2.3%

  2,800,000   California Health Facilities Financing Authority (Sutter/CHS), Insured Revenue,           VMIG-1     2,800,000
               Series 1996B, Variable Rate Demand Bonds, 3.100%, 7/01/12+

  5,000,000   Student Education Loan Marketing Corporation (A Nonprofit Public Benefit                  VMIG-1     5,000,000
               Corporation Organized Under the Laws of the State of California), Student Loan
               Revenue Refunding Bonds, Series 1993A, Variable Rate Demand Bonds, 3.050%, 11/01/02+
----------------------------------------------------------------------------------------------------------------------------
              Colorado - 0.4%

  1,300,000   Pitikin County Industrial Development, Revenue Refunding (Aspen Skiing                       A-1+    1,300,000
               Company Project), Series 1994A, Variable Rate Demand Bonds, 3.250%, 4/01/16+
----------------------------------------------------------------------------------------------------------------------------
              Connecticut - 2.9%

 10,000,000   Connecticut State Special Assessment Unemployment Compensation Advance                    VMIG-1    10,000,000
               Fund, Revenue Bonds, Series 1993C, Commercial Paper, 3.600%, 7/01/99
----------------------------------------------------------------------------------------------------------------------------
              District of Columbia - 3.3%

  6,640,000   District of Columbia (Washington, D.C.), General Obligation General Fund                  VMIG-1     6,640,000
               Recovery Bonds, Series 1991B, Variable Rate Demand Bonds, 3.350%, 6/01/03+

  1,300,000   District of Columbia (Washington, D.C.), General Obligation, Series                       VMIG-1     1,300,000
               1992A-3, Variable Rate Demand Bonds, 3.350%, 10/01/07+

  1,900,000   District of Columbia (Washington, D.C.), General Obligation, Series                       VMIG-1     1,900,000
               1992A-6, Variable Rate Demand Bonds, 3.350%, 10/01/07+

  1,400,000   District of Columbia (Washington, D.C.), General Obligation, Series                       VMIG-1     1,400,000
               1992A-4, Variable Rate Demand Bonds, 3.350%, 10/01/07+
----------------------------------------------------------------------------------------------------------------------------
              Florida - 11.9%

  9,000,000   Florida Housing Finance Agency, Multifamily Housing Revenue, Series 1985D                 VMIG-1     9,000,000
               (Kings Colony Project),  Variable Rate Demand Bonds, 3.000%, 8/01/06+

  6,640,000   Gulf Breeze, Series 1995 A (Florida Municipal Bond Fund), Variable Rate                      A-1     6,640,000
               Demand Bonds, 3.000%, 3/31/21+

  5,400,000   Miami Health Facilities Authority (Miami Jewish Home and Hospital for the                   Aa-3     5,400,000
               Aged, Inc.), Series 1992, Variable Rate Demand Bonds, 3.000%, 3/01/12+

  2,300,000   Palm Beach County Health Facility Authority, Pooled Hospital, Series 85,                  VMIG-1     2,300,000
               Commercial Paper, 2.800%, 3/04/99

  7,600,000   Pinellas County (Florida) Educational Facilities Authority, Independent                   VMIG-1     7,600,000
               Higher Education Pool, Series of 1985, Commercial Paper, 2.900%, 3/12/99

 10,000,000   The University Athletic Association, Inc. (Florida), Capital Improvement                  VMIG-1    10,000,000
               Revenue Bonds, Series 1990, Variable Rate Demand Bonds, 3.250%, 2/01/20+
----------------------------------------------------------------------------------------------------------------------------
              Georgia - 5.9%

  7,215,000   Housing Authority of Clayton County, Tax Exempt Adjustable Mode,                            Aa-2     7,215,000
               Multifamily Housing Revenue Refunding Bonds, Series 1996 (BS Partners LP
               Project), Variable Rate Demand Bonds, 2.950%, 9/01/26+

  2,600,000   Columbia (Georgia) Elderly Authority, Residential Care Facilities Revenue                   Aa-3     2,600,000
               Bonds (Augusta Resource Center on Aging Inc.), Series 1994, Variable Rate Demand
               Bonds, 3.000%, 1/01/21+

 10,705,000   Housing Authority of the County of DeKalb, Georgia, Multifamily Housing                   VMIG-1    10,705,000
               Revenue Refunding Bonds (Lenox Pointe Project), Series 1996A, Variable
               Rate Demand Bonds, 3.000%, 11/01/23+
----------------------------------------------------------------------------------------------------------------------------
              Illinois - 3.3%

  3,300,000   City of Chicago, Illinois, General Obligation Tender Notes, Series 1998,                    SP-1+    3,300,000
               2.850%, 10/28/99

                               -----

               Portfolio of Investments
               Nuveen Tax-Exempt Money Market Fund, Inc. (continued) February 28, 1999


  Principal                                                                                                        Amortized
     Amount   Description                                                                             Ratings*          Cost
----------------------------------------------------------------------------------------------------------------------------
              Illinois (continued)

$ 8,000,000   Decatur (Illinois), Water Revenue Bonds, Series 1985 (New South Water                     VMIG-1   $ 8,000,000
               Treatment), Commercial Paper, 3.950%, 3/16/99
----------------------------------------------------------------------------------------------------------------------------
              Indiana - 4.7%

  6,200,000   Fort Wayne, Indiana, Economic Development Revenue, Series 1998 (St. Anne                    A-1+     6,200,000
               Home and Retirement), Variable Rate Demand Bonds, 3.050%, 9/01/23+

  2,600,000   City of Rockport, Indiana, Pollution Control Revenue Refunding Bonds (AEP                    A-1     2,600,000
               Generating Company Project), Series 1995B, Variable Rate Demand Bonds,
               3.200%, 7/01/25+

  7,500,000   Tippecanoe School Corporation (Indiana), Temporary Loan Warrants, Series                     N/R     7,518,227
               1999, 3.500%, 12/30/99
----------------------------------------------------------------------------------------------------------------------------
              Kansas - 2.3%

  2,900,000   Kansas State Development Finance Authority, Health Facilities Revenue                     VMIG-1     2,900,000
               Bonds, Series 1998M (Stormont-Vail Regional Medical Center), Variable
               Rate Demand Bonds, 3.400%, 11/15/23+

  5,200,000   City of Olathe, Kansas, General Obligation Temporary Notes, Series 1998B,                  MIG-1     5,203,316
               3.250%, 6/01/99
----------------------------------------------------------------------------------------------------------------------------
              Kentucky - 2.2%

  7,765,000   Kentucky Development Finance Authority (Presbyterian Homes and Services                   VMIG-1     7,765,000
               Project), Series 1998A, Variable Rate Demand Bonds, 3.070%, 11/01/18+
----------------------------------------------------------------------------------------------------------------------------
              Louisiana - 1.5%

  5,200,000   New Orleans (Louisiana) Aviation Board, Series 1993B, Variable Rate Demand                VMIG-1     5,200,000
               Bonds, 3.000%, 8/01/16+
----------------------------------------------------------------------------------------------------------------------------
              Michigan - 5.5%

  7,100,000   Michigan Strategic Fund, Adjustable Rate Demand Limited Obligation                          A-1+     7,100,000
               Refunding Revenue Bonds (The Detroit Edison Company Pollution Control
               Bonds Project), Series 1995CC, 3.250%, 9/01/30+

 11,800,000   Detroit Downtown Development Authority (Millender Center Project), Series                    A-1    11,800,000
               1988, Variable Rate Demand Revenue Bonds, 3.050%, 12/01/10+
----------------------------------------------------------------------------------------------------------------------------
              Minnesota - 3.6%

  5,000,000   Bloomington Port Authority, Minnesota, Tax Increment Revenue Refunding                    VMIG-1     5,000,000
               Bonds (Mall of America Project), Series 1995A, Variable Rate Demand Bonds,
               3.000%, 2/01/13+

  7,355,000   St. Paul Housing and Redevelopment Authority, Parking Revenue Bonds, Series               VMIG-1     7,355,000
               1995B, Variable Rate Demand Bonds, 3.050%, 8/01/17+
----------------------------------------------------------------------------------------------------------------------------
              Missouri - 6.6%

  4,000,000   Health and Educational Facilities Authority of the State of Missouri,                     VMIG-1     4,000,000
               Variable Rate Demand Bonds, Health Facilities Revenue Bonds (Bethesda
               Barclay), Series 1996A, 3.500%, 8/15/26+

  4,355,000   State Environmental Improvement and Energy Resources Authority of the State               VMIG-1     4,355,000
               of Missouri, Pollution Control Revenue Bonds, Series 1985 A (Union Electric
               Company), Commercial Paper, 2.950%, 6/14/99

  6,000,000   The City of St. Louis, Missouri, Tax and Revenue Anticipation Notes, Series                MIG-1     6,016,494
               1998, 4.500%, 6/30/99

  8,300,000   St. Louis Land Clearance Redevelopment Authority, Parking Facility Revenue                VMIG-1     8,300,000
               Refunding Bonds, Series 1996, Variable Rate Demand Bonds, 3.700%, 9/01/19+
----------------------------------------------------------------------------------------------------------------------------
              Nebraska - 1.3%

  4,380,000   Scotts Bluff County Hospital Authority (Nebraska), Elderly Residential                       A-2     4,380,000
               Facility Refunding Revenue Bonds (Regional West Village Project), Variable
               Rate Demand Bonds, 4.350%, 12/01/31+
----------------------------------------------------------------------------------------------------------------------------
              Nevada - 1.7%

  5,725,000   Clark County (Nevada), Airport System Improvement Refunding Revenue Bonds,                VMIG-1     5,725,000
               Series 1993A, Variable Rate Demand Bonds, 2.950%, 7/01/12+
----------------------------------------------------------------------------------------------------------------------------
              New Mexico - 0.7%

  2,500,000   State of New Mexico, Tax and Revenue Anticipation Notes, Series 1998-99,                   MIG-1     2,506,290
               3.750%, 6/30/99
----------------------------------------------------------------------------------------------------------------------------
              North Carolina - 2.6%

  7,300,000   North Carolina Eastern Municipal Power Agency, Power System Revenue, Series                  A-1+    7,300,000
               1988B, Commercial Paper, 2.900%, 4/07/99

  1,600,000   Raleigh-Durham Airport Authority, Special Facilities Refunding Revenue                       A-1+    1,600,000
               Bonds (American Airlines, Inc. Project), Series 1995A-1, Variable Rate
               Demand Bonds, 3.300%, 11/01/05+

                               -----

Principal                                                                                                          Amortized
   Amount     Description                                                                             Ratings*          Cost
----------------------------------------------------------------------------------------------------------------------------
              Ohio - 2.6%

$ 2,000,000   Butler County, Ohio, Limited Tax General Obligation Anticipation Notes,                    MIG-1   $ 2,000,391
               3.500%, 3/19/99

  5,000,000   County of Hamilton, Ohio, Variable Rate Hospital Facilities Revenue Bonds,                VMIG-1     5,000,000
               Series 1997A (Children's Hospital Medical Center), 2.950%, 5/15/17+

  2,000,000   University of Cincinnati (Ohio), General Receipts Bond Anticipation Notes,                 MIG-1     2,002,646
               1998 Series AE, 3.260%, 8/18/99
----------------------------------------------------------------------------------------------------------------------------
              Oklahoma - 1.4%

  5,000,000   Oklahoma City Industrial and Cultural Facilities Trust, Variable Rate                        A-1+    5,000,000
               Demand Revenue Bonds (SSM Health Care), Series 1998B, 2.750%, 6/01/19+
----------------------------------------------------------------------------------------------------------------------------
              Pennsylvania - 9.2%

  2,000,000   County of Allegheny, Pennsylvania, Industrial Development Authority,                      VMIG-1     2,000,000
               Revenue Bonds, Series 1997A (Longwood at Oakmont, Inc. Project), Variable
               Rate Demand Revenue Bonds, 3.350%, 7/01/27+

 10,000,000   Dauphin County General Authority, Variable Rate Demand Revenue Bonds,                     VMIG-1    10,000,000
               Series of 1997 (Education and Health Loan Program), 3.000%, 11/01/17+

 10,500,000   Lancaster County (Pennsylvania) Hospital Authority, Series 1998B (Willow                     A-1    10,500,000
               Valley Lakes Manor), Variable Rate Demand Bonds, 3.000%, 12/01/18+

  3,650,000   Philadelphia Authority for Industrial Development (Horizon House, Inc.                    VMIG-1     3,650,000
               Project), Variable Rate Revenue Bonds, Series 1998, 3.000%, 6/01/13+

  3,250,000   Philadelphia Authority for Industrial Development (The Academy of Music of                  Aa-3     3,250,000
               Philadelphia), Variable Rate Revenue Bonds, Series 1998, 3.000%, 8/01/18+

  2,500,000   Washington County (Pennsylvania) Industrial Development Authority,                           A-1     2,500,000
               Industrial Development Revenue Refunding Bonds, Series 1991 (Wetterau
               Finance Company Project), Variable Rate Demand Bonds, 3.000%, 11/01/14+
----------------------------------------------------------------------------------------------------------------------------
              South Dakota - 3.4%

 11,860,000   South Dakota Health and Educational Facilities Authority (McKennan                        VMIG-1    11,860,000
               Hospital), Series 1994, Variable Rate Demand Revenue Bonds, 3.000%,
               7/01/14+
----------------------------------------------------------------------------------------------------------------------------
              Tennessee - 3.2%

  1,000,000   Chattanooga-Hamilton Counties Hospital Authority, Hospital Revenue and                       A-1+    1,000,000
               Refunding Bonds (Erlanger Medical Center), Series 1987, Variable Rate Demand
               Bonds, 3.250%, 10/01/17+

  4,100,000   The Public Building Authority of the City of Clarksville, Tennessee,                         A-1+    4,100,000
               Adjustable Rate Pooled Financing Revenue Bonds, Series 1994 (Tennessee
               Municipal Bond Fund), Variable Rate Demand Bonds, 2.950%, 6/01/24+

  6,000,000   Montgomery County Public Building Authority, Pooled Financing Revenue Bonds                MIG-1     6,000,000
               (Tennessee County Loan Pool), Series 1997, Variable Rate Demand Bonds,
               2.950%, 11/01/27+
----------------------------------------------------------------------------------------------------------------------------
              Texas - 5.8%

  8,000,000   State of Texas, Commercial Paper, Series B, 2.950%, 7/16/99                                  A-1+    8,000,000

  9,500,000   State of Texas, Series 1998, Tax and Revenue Anticipation Notes, 4.500%,                   MIG-1     9,572,141
               8/31/99

  2,500,000   Texas Health Facilities Development Corporation (North Texas Pooled Health                VMIG-1     2,500,000
               Program), Variable Rate Demand Bonds, Series 1985A, 3.200%, 5/31/25+
----------------------------------------------------------------------------------------------------------------------------
              Utah - 0.7%

  2,555,000   Davis County, Utah, Solid Waste Management and Energy Recovery Revenue                       Aaa     2,556,760
               Refunding Notes (Special Service District), Series 1999, 3.250%, 6/15/99
----------------------------------------------------------------------------------------------------------------------------
              Washington - 3.9%

  4,985,000   Washington Economic Development Authority, Variable Rate Demand Economic                   MIG-1     4,985,000
               Development Bonds, Series 1998H (Pioneer Human Services Project), 3.450%,
               9/01/18+

  4,720,000   Washington Public Power Supply System, Nuclear Project No. 3, Refunding                   VMIG-1     4,720,000
               Revenue Bonds, Series 1993-A3, Variable Rate Demand Bonds, 2.850%, 7/01/18+

  3,850,000   Washington State Housing Finance Commission, Nonprofit Revenue Bonds                         A-1     3,850,000
               (Emerald Heights Project), Series 1990, Variable Rate Demand Bonds, 3.250%,
               1/01/21+

                               -----

Principal                                                                                                          Amortized
   Amount      Description                                                                             Ratings*         Cost
----------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 4.8%

$  5,500,000   Wisconsin Health and Educational Facilities Authority, Series 1988A                      VMIG-1   $ 5,500,000
                (Alexian Village of Milwaukee), Commercial Paper, 4.050%, 3/09/99

   5,000,000   Sheboygan Area School District (Wisconsin), Tax and Revenue Anticipation                    N/R     5,005,342
                Promissory Notes, Series 1998, 3.600%, 8/31/99

   3,540,000   Waupaca School District (Wisconsin), Portage, Waupaca, and Waushara                       MIG-1     3,543,505
                Counties, Bond Anticipation Notes, Series 1999, 3.200%, 12/01/99 (WI)

   2,400,000   Whitefish Bay School District (Wisconsin), Tax and Revenue Anticipation                     N/R     2,402,560
                Promissory Note, Series 1998, 3.900%, 6/23/99
----------------------------------------------------------------------------------------------------------------------------
               Wyoming - 1.1%

   2,500,000   Sweetwater County, Wyoming, Pollution Control Revenue Bonds (Pacificorp                     A-1+    2,500,000
                Project), Series 1984, Variable Rate Demand Bonds, 3.200%, 12/01/14+

   1,400,000   Uinta County Amoco Project, Series 1998, Pollution Control Revenue Bonds,                VMIG-1     1,400,000
                Variable Rate Demand Bonds, 3.150%, 7/01/26+
----------------------------------------------------------------------------------------------------------------------------
$343,690,000   Total Investments -- 99.5%                                                                        343,822,672
----------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -- 0.5%                                                               1,810,758
----------------------------------------------------------------------------------------------------------------------------
               Net Assets  100%                                                                                 $345,633,430
               =============================================================================================================

               * Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

               N/R  Investment is not rated.

               + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

               (WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.
                         -----

               Statement of Net Assets
               February 28, 1999


---------------------------------------------------------------------------------------------------------------------------
Assets
Investments in short-term municipal securities, at amortized cost, which approximates market value (note 1)    $343,822,672
Cash                                                                                                              1,537,626
Receivables:
  Interest                                                                                                        1,390,482
  Investments sold                                                                                                3,125,000
Other assets                                                                                                         86,996
---------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                                  349,962,776
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for investments purchased                                                                                 3,543,505
Accrued expenses:
  Management fees (note 3)                                                                                          110,358
  Other                                                                                                              26,634
Dividends payable                                                                                                   648,849
---------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                               4,329,346
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding (note 4)                                                           $345,633,430
===========================================================================================================================
Shares outstanding                                                                                              345,633,430
===========================================================================================================================
Net asset value, offering and redemption price per share (net assets divided by shares outstanding)            $       1.00
===========================================================================================================================


               Statement of Operations
               Year Ended February 28, 1999

---------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                                                     $ 12,512,413
---------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 3)                                                                                          1,427,491
Shareholders' servicing agent fees and expenses                                                                      17,244
Custodian's fees and expenses                                                                                        64,953
Directors' fees and expenses (note 3)                                                                                 8,435
Professional fees                                                                                                    12,863
Shareholders' reports -- printing and mailing expenses                                                                1,844
Federal and state registration fees                                                                                  25,247
Other expenses                                                                                                       33,752
---------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                    1,591,829
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                            10,920,584
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                     $ 10,920,584
===========================================================================================================================

                                 See accompanying notes to financial statements.

                                -----

               Statement of Changes in Net Assets



                                                                                     Year Ended        Year Ended
                                                                                        2/28/99           2/28/98
------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                           $    10,920,584   $    16,286,765
------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                           10,920,584        16,286,765
------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)                                              (10,920,584)      (16,286,765)
------------------------------------------------------------------------------------------------------------------
Share Transactions
  (at constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                                                  1,894,910,826     2,020,884,303
Net proceeds from shares issued to shareholders due to reinvestment
  of distributions                                                                    5,680,509         6,718,107
------------------------------------------------------------------------------------------------------------------
                                                                                  1,900,591,335     2,027,602,410
Cost of shares redeemed                                                          (2,028,459,624)   (2,069,503,749)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from share transactions                      (127,868,289)      (41,901,339)
Net assets at the beginning of year                                                 473,501,719       515,403,058
------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                   $   345,633,430   $   473,501,719
==================================================================================================================

                                 See accompanying notes to financial statements.

-----
9

Notes to Financial Statements



1. General Information and Significant Accounting Policies

The Nuveen Tax-Exempt Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The Fund invests in short-term municipal securities maturing within one year from the date of acquisition. Securities with a maturity of more than one year in all cases have variable rate and demand features qualifying them as short-term securities and are valued at amortized cost. On a dollar-weighted basis, the average maturity of all such securities must be 90 days or less (at February 28, 1999, the dollar-weighted average life was 43 days).

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1999, the Fund had an outstanding when-issued purchase commitment of $3,543,505.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders
Tax-exempt net investment income, adjusted for realized short-term gains and losses on investment transactions, is declared as a dividend to shareholders of record as of the close of each business day and payment is made or reinvestment is credited to shareholder accounts after month-end.

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, including any net realized capital gains from investment transactions. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All income dividends paid during the fiscal year ended February 28, 1999, have been designated Exempt Interest Dividends. Net realized capital gain distributions, if any, are subject to federal taxation.

Insurance Commitments
Commitments have been obtained (each a "Commitment") from Municipal Bond Investors Assurance Corporation ("MBIA") with respect to certain designated bonds held by the Fund for which credit support is furnished by banks ("Approved Banks") approved by MBIA under its established credit approval standards. Under the terms of a Commitment, if the Fund were to determine that certain adverse circumstances relating to the financial condition of the Approved Banks had occurred, the Fund could cause MBIA to issue a "while-in-fund" insurance policy covering the underlying bonds; after time and subject to further terms and conditions, the Fund could obtain from MBIA an "insured-to-maturity" insurance policy as to the covered bonds. Each type of insurance policy would insure payment of interest on the bonds and payment of principal at maturity.

Effective April 1, 1999, the Fund purchased liability insurance to protect against a decline in the value of securities held in the Fund's Portfolio of Investments caused by the default of securities owned by the Fund. This policy replaces the similar insurance policy from MBIA Insurance Corp. described above. The insurance covers substantially all of the Fund's investments except U.S. government securities. The maximum total coverage for all Nuveen money market funds is $50 million, with certain deductibles for each loss. The Fund pays the policy premiums. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

-----
10

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended February 28, 1999.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Securities Transactions
Purchases and sales (including maturities) of investments in short-term municipal securities during the fiscal year ended February 28, 1999, aggregated $1,374,943,276 and $1,496,961,080, respectively.

At February 28, 1999, the cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

3. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, as follows:

Average Daily Net Asset Value                                  Management Fee
-----------------------------------------------------------------------------
For the first $500 million                                         .400 of 1%
For the next $500 million                                          .375 of 1
For the next $1 billion                                            .350 of 1
For net assets over $2 billion                                     .325 of 1
=============================================================================

The management fee is reduced by, or the Adviser assumes certain Fund expenses in an amount necessary to prevent the Fund's total expenses (including the management fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .45 of 1% of the average daily net asset value of the Fund.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

4. Composition of Net Assets
At February 28, 1999, the Fund had 5 billion shares of $.01 par value stock authorized. Net assets consisted of $345,633,430 paid-in capital.

5. Investment Composition
At February 28, 1999, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

-----------------------------------------------------------------------------
Education and Civic Organizations                                         10%
Financials                                                                 4
Health Care                                                               14
Housing/Multifamily                                                        8
Long-Term Care                                                            15
Tax Obligation/General                                                    15
Tax Obligation/Limited                                                    14
Transportation                                                             8
Utilities                                                                 10
Water and Sewer                                                            2
-----------------------------------------------------------------------------
                                                                         100%
=============================================================================

At February 28, 1999, 84% of the investments owned by the Fund have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions (see note 1).

For additional information regarding each investment security, refer to the Portfolio of Investments.

-----
11

              Financial Highlights


              Selected data for a share outstanding throughout each period is as follows:

                                                                                     Ratios/Supplemental Data
                                                                                 -------------------------------

                                                                                                           Ratio
                                                    Less                                                  of Net
                   Beginning               Distributions  Ending                           Ratio of   Investment
                         Net         Net        from Net     Net                Ending     Expenses    Income to
Year Ended             Asset  Investment      Investment   Asset    Total   Net Assets   to Average      Average
February 28/29,        Value      Income          Income   Value   Return        (000)   Net Assets   Net Assets
----------------------------------------------------------------------------------------------------------------
1999                   $1.00        $.03          $(.03)   $1.00    3.07%    $345,633          .45%        3.06%
1998                    1.00         .03           (.03)    1.00    3.27      473,502          .44         3.26
1997                    1.00         .03           (.03)    1.00    3.11      515,403          .44         3.10
1996                    1.00         .03           (.03)    1.00    3.42      610,053          .44         3.43
1995                    1.00         .03           (.03)    1.00    2.69      759,244          .44         2.65
================================================================================================================

Report of Independent Public Accountants




To the Board of Directors and Shareholders of Nuveen Tax-Exempt Money Market Fund, Inc.

We have audited the accompanying statement of net assets of the Nuveen Tax-Exempt Money Market Fund, Inc. (a Maryland corporation) including the portfolio of investments, as of February 28, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Tax-Exempt Money Market Fund, Inc. as of February 28, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Chicago, Illinois
April 12, 1999

Fund Information




Board of Directors
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public
Accountants
Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations


[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com
                                                                      MAN-2-2-99